NET LOSS PER SHARE - Computation of loss per share and weighted average of the company's common stock outstanding (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
NET LOSS PER SHARE
Net loss attributable to Binah Capital Group, Inc.	$ (5,292)	$ 571
Weighted-average shares for basic	16,593
Weighted-average shares for diluted	16,593
Net loss per share basic (in dollars per share)	$ (0.32)
Net loss per share diluted (in dollars per share)	$ (0.32)